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                                  EXHIBIT 23.1



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                                  Exhibit 23.1








                       CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors
Standard Motor Products, Inc.:


We consent to the use of our reports incorporated herein by reference.




                              KPMG PEAT MARWICK LLP



New York, New York
April 29, 1998